UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

April 5, 2011 (Date of earliest event reported: April 1, 2011)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On April 1, 2011, a wholly-owned subsidiary of Geokinetics Inc. (“Geokinetics”), Geokinetics Holdings USA, Inc. (“Geokinetics Holdings” and collectively with Geokinetics, the “Company”), entered into a Waiver and Amendment No. 4 to the Credit Agreement (the “Amendment No. 4”) to amend that certain Credit Agreement, dated as of February 12, 2010 (as previously modified and amended, the “Credit Agreement”), by and among Geokinetics Holdings, Royal Bank of Canada, as administrative and collateral agent, and the financial institutions and other institutional lenders party thereto (collectively, the “Lenders”).  Amendment No. 4 became effective on April 1, 2011.  Amendment No. 4 provides a waiver related to the Credit Agreement for the failure of the Company to deliver by March 31, 2011 the audited financial statements of Geokinetics for its fiscal year ended December 31, 2010 and certain related information as required under the terms of the Credit Agreement.  The foregoing waiver is limited to the period of time from the effective date of Amendment No. 4 until April 15, 2011.

Among other things, Amendment No. 4 provides adjustments to a monthly minimum EBITDA covenant based on cumulative EBITDA from October 2010 thru September 2011 and certain additional measurement periods thereafter, and a maximum total leverage ratio based on the latest twelve months adjusted EBITDA.  It also requires that the Company prepare a progression plan within 30 days after the effective date of Amendment No. 4 to address material weaknesses and plans to report and monitor project economics, with delivery to the administrative agent and the Lenders of progress reports in respect thereof at the end of each succeeding calendar month.  Furthermore, Amendment No. 4 modifies the final maturity date under the Credit Agreement from February 12, 2013 to April 15, 2012 and also modifies our interest cost.  In addition, Amendment No. 4 requires that Geokinetics Holdings pay a closing fee as well as certain additional commitment fees accruing from the effective date thereof to the lenders who are parties to Amendment No. 4.

The foregoing description is a summary of the material terms of the Amendment No. 4 and does not purport to be complete, and is qualified in its entirety by reference to the Amendment No. 4, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On April 1, 2011, Geokinetics issued a press release announcing its 2010 fourth quarter and year-end financial and operational results. A copy of the press release is attached hereto as exhibit 99.2, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SECTION 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On April 1, 2011, Geokinetics issued a press release announcing a conference call and webcast on April 6, 2011, to discuss its 2010 fourth quarter and year-end financial and operational results. The press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as

amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1

Waiver and Amendment No. 4 to the Credit Agreement, dated as of April 1, 2011, by and among Geokinetics Holdings and Royal Bank of Canada as administrative and collateral agent to the certain lenders named therein.

99.1	Press Release dated April 1, 2011, announcing conference call and webcast for April 6, 2011.
99.2	Press Release dated April 1, 2011, announcing Geokinetics’ 2010 fourth quarter and year-end financial and operational results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

April 5, 2011	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr., Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Title of Document

10.1

Waiver and Amendment No. 4 to the Credit Agreement, dated as of April 1, 2011, by and among Geokinetics Holdings and Royal Bank of Canada as administrative and collateral agent to the certain lenders named therein.

99.1	Press Release dated April 1, 2011, announcing conference call and webcast for April 6, 2011.
99.2	Press Release dated April 1, 2011, announcing Geokinetics’ 2010 fourth quarter and year-end financial and operational results.